(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
November 30, 2002


Merrill Lynch
Disciplined
Equity Fund, Inc.


www.mlim.ml.com



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Disciplined Equity Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.


Worldwide
Investments
As of 11/30/02


                                        Percent of
Ten Largest Equity Holdings             Net Assets

Microsoft Corporation                       4.0%
Citigroup Inc.                              3.1
Wal-Mart Stores, Inc.                       3.1
Exxon Mobil Corporation                     2.9
Johnson & Johnson                           2.7
The Procter & Gamble Company                2.7
Pfizer Inc.                                 2.5
Bank of America Corporation                 2.2
Merck & Co., Inc.                           2.1
General Electric Company                    2.0



                                        Percent of
Geographic Allocation                  Net Assets++

United States                              94.3%
Canada                                      0.7

++Total may not equal 100%.



                                        Percent of
Five Largest Industries*                Net Assets

Banks                                      12.5%
Diversified Financials                     10.8
Pharmaceuticals                             8.1
Software                                    5.1
Household Durables                          5.0

*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



Merrill Lynch Disciplined Equity Fund, Inc., November 30, 2002


DEAR SHAREHOLDER


For the six months ended November 30, 2002, Merrill Lynch Disciplined Equity Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -17.01%, -17.33%, -17.44% and -17.13%, respectively. The Fund underperformed the returns of -11.49% for the unman-aged Standard and Poor's 500 (S&P 500) Index and -11.77% for the unmanaged Russell 1000 Index for the same period. The Fund's peer group, the Lipper Multi Cap Core Average, had a total return of -12.96% for the same six-month period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

The Fund's defensive stock and sector allocation helped performance in the first four months of the period but lagged considerably in the rally during the last two months. The major culprit was health care, where our emphasis on hospitals (historically a reliable safe haven) and health maintenance organizations suffered 30% losses on the average. Contributing to this was Tenet Healthcare Corporation, a hospital operator, which declined 68% during the period as a result of questionable Medicare billing practices and a charge that two physicians may have performed excessive surgeries. Our stock picks within the other sectors also lagged the benchmark, as the high quality names we tend to focus on dramatically underperformed during October and November. This included companies that continued to demonstrate strong earnings growth despite deteriorating economic conditions. However, we do not believe the rally in lower quality names is sustainable in the long run, and we look forward to more normal market conditions in the coming months.


Investment Environment
The environment for equity investing this year continues to be one of the most difficult and chaotic in recent memory. Markets continued their tumble through mid-July, then staged a sharp rally, only to collapse again by October. The current rally gives us hope that the bear market is near its end, but we are still quite cautious. Economic news continues to be mixed: the most recent data points showed jobless claims down to their lowest level since February 2001, yet the unemployment level has increased to 6%. The housing market helped throughout the recession, but top stories in leading newspapers tout it as the next thing to crack. Real income has also held up reasonably well, but personal bankruptcy filings are at record highs. Interest rates are at 40-year lows, helping to boost consumer spending, but debt levels are nearly three times U.S. gross domestic product. The weight of all this evidence points to a modest recovery next year.

Our strategy in this environment is to remain diversified top down and to be selective within each sector. Our core philosophy is to identify those companies we believe have growing earnings, upside earnings surprises, low valuation ratios and the historic ability to outperform the market. Generally these are companies with healthy business models, leading brands, and the ability to exert pricing power and/or gaining market share compared to their peers. The Fund is currently overweighted in home builders, an area benefiting from favorable demographic trends and low interest rates, and discount retailers, who are taking market share from mall stores. We are also overweighted in post-secondary education, such as Apollo Group, Inc., a company that is benefiting from strong secular growth. In addition, with the economic recovery so muted, we expect the Treasury yield curve to remain steep, a scenario that should help bank margins. As such, we especially prefer mortgage lenders such as Countrywide Credit Industries, Inc., Washington Mutual, Inc., Sovereign Bancorp, Inc. and Fannie Mae where credit quality is less of an issue. We are underweighted in brokers and asset managers, where earnings growth is still uncertain into next year, and in credit card companies, where competition is very intense and bad debt expense continues to erode margins. We also are underweighted in technology and telecommunications as the earnings outlook for most companies continues to deteriorate. Revenue guidance is expected to be lackluster into 2003 and Chief Information Technology Officer surveys show only slight increases in technological spending for next year. Our underweighting in large cap pharmaceutical companies is a result of patent expirations and regulatory risk that threatens future revenue streams of these companies.


In Conclusion
We thank you for your investment in Merrill Lynch Disciplined Equity Fund, Inc., and we look forward to reviewing our investment strategy with you again in our next report to shareholders.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Andrea Mitroff)
Andrea Mitroff
Vice President and
Portfolio Manager



December 31, 2002



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Donald W. Burton, Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Robert C. Doll, Jr., Senior Vice President
Andrea Mitroff, Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary


Effective January 1, 2003, J. Thomas Touchton, Director of Merrill Lynch Disciplined Equity Fund, Inc., retired. The Fund's Board of
Directors wishes Mr. Touchton well in his retirement.



Custodian
J.P. Morgan Chase Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Merrill Lynch Disciplined Equity Fund, Inc., November 30, 2002


PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual
Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 11/30/02                   -19.83%        -24.04%
Inception (6/25/99) through 11/30/02       -6.14          -7.60

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 11/30/02                   -20.57%        -23.75%
Inception (6/25/99) through 11/30/02       -7.08          -7.87

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 11/30/02                   -20.68%        -21.47%
Inception (6/25/99) through 11/30/02       -7.11          -7.11

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class D Shares*

One Year Ended 11/30/02                   -20.06%        -24.26%
Inception (6/25/99) through 11/30/02       -6.38          -7.84

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Recent
Performance
Results*

                                                      6-Month        12-Month     Since Inception
As of November 30, 2002                             Total Return   Total Return     Total Return
ML Disciplined Equity Fund, Inc. Class A Shares        -17.01%        -19.83%        -19.54%
ML Disciplined Equity Fund, Inc. Class B Shares        -17.33         -20.57         -22.28
ML Disciplined Equity Fund, Inc. Class C Shares        -17.44         -20.68         -22.38
ML Disciplined Equity Fund, Inc. Class D Shares        -17.13         -20.06         -20.25
Standard & Poor's 500 Index**                          -11.49         -16.51         -28.61
Russell 1000 Index***                                  -11.77         -16.07         -27.32

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund commenced operations on 6/25/99.
**This unmanaged broad-based Index is comprised of common stocks.
Since inception total return is from 6/30/99.
***This unmanaged broad-based Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, based on total market capitalization. Since inception total return is from 6/30/99.



SCHEDULE OF INVESTMENTS                                                                                   (in U.S. dollars)

                                  Shares                                                                         Percent of
COUNTRY       Industry*            Held              Common Stocks                          Cost         Value   Net Assets
Canada        Oil & Gas            10,000   Encana Corp                                 $    266,985   $    272,100    0.7%

                                            Total Common Stocks in Canada                    266,985        272,100     0.7


United        Aerospace &           2,000   Lockheed Martin Corporation                      115,980        104,400     0.3
States        Defense               4,500   United Technologies Corporation                  252,120        281,115     0.7
                                   16,000   ++Veridian Corporation                           322,528        336,000     0.9
                                                                                        ------------   ------------  ------
                                                                                             690,628        721,515     1.9

              Banks                12,000   Bank of America Corporation                      764,556        840,960     2.2
                                    5,300   Commerce Bancorp, Inc.                           235,914        242,475     0.7
                                    5,500   Golden West Financial Corporation                353,149        380,600     1.0
                                    7,000   National City Corporation                        205,040        194,600     0.5
                                   10,300   North Fork Bancorporation                        335,641        358,543     1.0
                                   27,100   Sovereign Bancorp, Inc.                          380,859        374,522     1.0
                                   22,800   U.S. Bancorp                                     497,310        499,320     1.3
                                   14,100   Wachovia Corporation                             527,786        495,615     1.3
                                   15,671   Washington Mutual, Inc.                          470,178        563,843     1.5
                                   16,000   Wells Fargo Company                              725,884        739,360     2.0
                                                                                        ------------   ------------  ------
                                                                                           4,496,317      4,689,838    12.5

              Beverages             6,700   Anheuser-Busch Companies,  Inc.                  271,487        329,104     0.9
                                   10,000   The Coca-Cola Company                            491,002        456,400     1.2
                                   17,200   Coca-Cola Enterprises Inc.                       373,222        366,188     1.0
                                    3,000   PepsiCo, Inc.                                    138,182        127,440     0.3
                                                                                        ------------   ------------  ------
                                                                                           1,273,893      1,279,132     3.4




Merrill Lynch Disciplined Equity Fund, Inc., November 30, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                       (in U.S. dollars)

                                  Shares                                                                         Percent of
COUNTRY       Industry*            Held              Common Stocks                          Cost         Value   Net Assets
United        Chemicals             4,500   E.I. du Pont de Nemours and Company         $    193,380   $    200,790    0.6%
States                              4,000   Praxair, Inc.                                    231,541        236,000     0.6
(continued)                        10,000   RPM, Inc.                                        149,905        153,700     0.4
                                                                                        ------------   ------------  ------
                                                                                             574,826        590,490     1.6

              Commercial            3,300   ++Apollo Group, Inc. (Class A)                   113,025        136,125     0.4
              Services &            6,100   ++Career Education Corporation                   246,070        237,351     0.6
              Supplies                                                                  ------------   ------------  ------
                                                                                             359,095        373,476     1.0

              Communications       40,000   ++Cisco Systems, Inc.                            661,310        596,800     1.6
              Equipment             8,900   ++QUALCOMM Incorporated                          286,039        366,502     1.0
                                                                                        ------------   ------------  ------
                                                                                             947,349        963,302     2.6

              Computers &          15,100   ++Dell Computer Corporation                      381,058        431,407     1.2
              Peripherals           8,200   International Business Machines Corporation      889,151        714,220     1.9
                                                                                        ------------   ------------  ------
                                                                                           1,270,209      1,145,627     3.1

              Containers &         13,000   ++Owens-Illinois, Inc.                           153,809        204,100     0.5
              Packaging

              Diversified          11,000   American Express Company                         426,200        428,230     1.1
              Financials           30,000   Citigroup Inc.                                 1,204,576      1,166,400     3.1
                                    7,300   Countrywide Credit Industries, Inc.              331,606        359,890     1.0
                                   10,850   Doral Financial Corporation                      250,177        292,190     0.8
                                   11,500   Fannie Mae                                       775,118        725,075     1.9
                                    4,500   Freddie Mac                                      270,231        259,380     0.7
                                   10,300   Morgan Stanley                                   458,078        465,972     1.2
                                    3,700   SLM Corporation                                  374,345        361,601     1.0
                                                                                        ------------   ------------  ------
                                                                                           4,090,331      4,058,738    10.8

              Diversified           4,500   ALLTEL Corporation                               250,020        247,860     0.7
              Telecommunication     1,600   AT&T Corp.                                        40,386         44,864     0.1
              Services             10,300   SBC Communications Inc.                          404,212        293,550     0.8
                                   11,000   Verizon Communications                           431,210        460,680     1.2
                                                                                        ------------   ------------  ------
                                                                                           1,125,828      1,046,954     2.8

              Electric Utilities    2,000   Entergy Corporation                               87,532         87,460     0.2

              Energy                2,600   Schlumberger Limited                             147,650        115,050     0.3
              Equipment &
              Services

              Food Products         9,000   Fresh Del Monte Produce Inc.                     251,393        206,100     0.6
                                   10,500   Kraft Foods Inc. (Class A)                       416,505        394,380     1.1
                                    5,000   Sara Lee Corporation                             113,992        116,650     0.3
                                                                                        ------------   ------------  ------
                                                                                             781,890        717,130     2.0

              Health Care           2,800   ++Boston Scientific Corporation                  111,706        117,600     0.3
              Equipment &           6,600   ++Guidant Corporation                            172,326        197,538     0.5
              Supplies              5,900   ++St. Jude Medical, Inc.                         216,028        205,438     0.6
                                    2,000   Stryker Corporation                              124,460        123,700     0.3
                                    5,000   ++Zimmer Holdings, Inc.                          198,826        188,200     0.5
                                                                                        ------------   ------------  ------
                                                                                             823,346        832,476     2.2

              Health Care           4,700   HCA Inc.                                         174,417        188,846     0.5
              Providers &           4,000   ++Henry Schein, Inc.                             199,840        169,320     0.4
              Services              4,800   ++Triad Hospitals, Inc.                          171,600        144,720     0.4
                                    2,600   UnitedHealth Group Incorporated                  139,824        211,770     0.6
                                                                                        ------------   ------------  ------
                                                                                             685,681        714,656     1.9

              Household Durables    3,000   ++Beazer Homes USA, Inc.                         203,123        191,310     0.5
                                    2,000   The Black & Decker Corporation                    93,745         85,940     0.2
                                    3,000   Fortune Brands, Inc.                             131,526        146,310     0.4
                                    5,600   Lennar Corporation                               311,675        296,912     0.8
                                    3,000   ++Mohawk Industries, Inc.                        180,951        184,830     0.5
                                    1,100   ++NVR, Inc.                                      306,999        364,100     1.0
                                    6,800   Newell Rubbermaid Inc.                           227,528        215,696     0.6
                                   10,400   The Ryland Group, Inc.                           435,209        390,208     1.0
                                                                                        ------------   ------------  ------
                                                                                           1,890,756      1,875,306     5.0

              Household Products   11,800   The Procter & Gamble Company                     860,813        991,200     2.7

              Industrial            5,300   3M Co.                                           638,561        688,205     1.9
              Conglomerates        28,000   General Electric Company                         873,402        758,800     2.0
                                                                                        ------------   ------------  ------
                                                                                           1,511,963      1,447,005     3.9

              Insurance             4,500   Ambac Financial Group, Inc.                      207,270        281,295     0.7
                                    7,787   American International Group, Inc.               495,243        507,323     1.4
                                   10,500   ++Willis Group Holdings Limited                  292,082        289,905     0.8
                                                                                        ------------   ------------  ------
                                                                                             994,595      1,078,523     2.9

              Internet & Catalog    4,000   ++eBay Inc.                                      225,407        275,800     0.7
              Retail

              Leisure Equipment &   3,000   Eastman Kodak Company                            102,870        110,760     0.3
              Products              2,800   Polaris Industries, Inc.                         185,192        181,524     0.5
                                                                                        ------------   ------------  ------
                                                                                             288,062        292,284     0.8

              Machinery             5,000   ITT Industries, Inc.                             269,084        301,400     0.8

              Media                13,000   ++AOL Time Warner Inc.                           300,513        212,810     0.6
                                    4,000   ++Clear Channel Communications, Inc.             151,140        173,840     0.5
                                    2,588   ++Comcast Corporation (Class A)                   64,950         60,404     0.2
                                    8,300   ++Viacom, Inc. (Class B)                         376,330        390,183     1.0
                                                                                        ------------   ------------  ------
                                                                                             892,933        837,237     2.3

              Multiline Retail      4,000   ++Kohl's Corporation                             206,650        274,000     0.7
                                    4,500   Target Corporation                               177,807        156,510     0.4
                                   21,000   Wal-Mart Stores, Inc.                          1,082,043      1,137,360     3.1
                                                                                        ------------   ------------  ------
                                                                                           1,466,500      1,567,870     4.2

              Oil & Gas             1,917   ChevronTexaco Corporation                        128,974        128,497     0.3
                                   30,800   Exxon Mobil Corporation                        1,204,434      1,071,840     2.9
                                                                                        ------------   ------------  ------
                                                                                           1,333,408      1,200,337     3.2

              Pharmaceuticals       3,300   Abbott Laboratories                              183,348        144,474     0.4
                                    1,300   ++Forest Laboratories, Inc.                       99,269        139,529     0.4
                                   18,000   Johnson & Johnson                                921,739      1,026,360     2.7
                                   13,000   Merck & Co., Inc.                                744,629        772,330     2.1
                                   30,000   Pfizer Inc.                                    1,097,522        946,200     2.5
                                                                                        ------------   ------------  ------
                                                                                           3,046,507      3,028,893     8.1

              Road & Rail           6,500   Union Pacific Corporation                        384,405        376,350     1.0




Merrill Lynch Disciplined Equity Fund, Inc., November 30, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in U.S. dollars)

                                  Shares                                                                         Percent of
COUNTRY       Industry*            Held              Common Stocks                          Cost         Value   Net Assets
United        Semiconductor        22,000   Intel Corporation                           $    560,900   $    458,700    1.2%
States        Equipment &           7,000   ++Micron Technology, Inc.                        197,539        110,670     0.3
(concluded)   Products              7,000   Texas Instruments Incorporated                   140,276        140,770     0.4
                                                                                        ------------   ------------  ------
                                                                                             898,715        710,140     1.9

              Software              3,100   ++Electronic Arts Inc.                           194,090        210,273     0.6
                                    6,000   ++Mercury Interactive Corp.                      147,601        200,460     0.5
                                   25,600   ++Microsoft Corporation                        1,413,033      1,480,192     4.0
                                                                                        ------------   ------------  ------
                                                                                           1,754,724      1,890,925     5.1

              Specialty Retail      6,100   ++Bed Bath & Beyond Inc.                         214,026        212,463     0.6
                                   12,000   Lowe's Companies, Inc.                           383,593        498,000     1.3
                                    5,000   Ross Stores, Inc.                                185,143        231,050     0.6
                                    4,000   The Sherwin-Williams Company                     112,785        115,320     0.3
                                    6,000   The TJX Companies, Inc.                           89,531        117,420     0.3
                                                                                        ------------   ------------  ------
                                                                                             985,078      1,174,253     3.1

              Tobacco               5,000   Philip Morris Companies Inc.                     231,619        188,600     0.5

              Wireless             30,000   ++AT&T Wireless Services Inc.                    215,200        226,500     0.6
              Telecommunication    18,700   ++Nextel Communications, Inc. (Class A)          101,167        256,938     0.7
              Services                                                                  ------------   ------------  ------
                                                                                             316,367        483,438     1.3

                                            Total Common Stocks in the United States      34,859,320     35,259,505    94.3

                                            Total Investments in Common Stocks            35,126,305     35,531,605    95.0



                                                 Short-Term Securities
              Common Stock      3,045,246   Merrill Lynch Liquidity Series, LLC
                                            Cash Sweep Series I (a)                        3,045,246      3,045,246     8.1

                                            Total Investments in Short-Term Securities     3,045,246      3,045,246     8.1


              Total Investments                                                         $ 38,171,551     38,576,851   103.1
                                                                                        ============
              Liabilities in Excess of Other Assets                                                     (1,161,590)   (3.1)
                                                                                                       ------------  ------
              Net Assets                                                                               $ 37,415,261  100.0%
                                                                                                       ============  ======

++Non-income producing security.
*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
(a)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:


                                        Net Share       Net        Dividend
Affiliate                                Activity       Cost        Income

Merrill Lynch Liquidity Series, LLC
Cash Sweep Series I                     3,045,246    $3,045,246    $   777


See Notes to Financial Statements.



STATEMENT OF ASSETS AND LIABILITIES

                  As of November 30, 2002
Assets:           Investments, at value (identified cost--$38,171,551)                                         $ 38,576,851
                  Receivables:
                     Securities sold                                                         $    458,434
                     Capital shares sold                                                          115,509
                     Dividends                                                                     51,506           625,449
                                                                                             ------------
                  Prepaid registration fees                                                                          73,348
                                                                                                               ------------
                  Total assets                                                                                   39,275,648
                                                                                                               ------------

Liabilities:      Payables:
                     Securities purchased                                                       1,553,143
                     Capital shares redeemed                                                      217,665
                     Distributor                                                                   24,795
                     Investment adviser                                                            18,659         1,814,262
                                                                                             ------------
                  Accrued expenses                                                                                   46,125
                                                                                                               ------------
                  Total liabilities                                                                               1,860,387
                                                                                                               ------------

Net Assets:       Net assets                                                                                   $ 37,415,261
                                                                                                               ============

Net Assets        Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:       shares authorized                                                                            $     42,024
                  Class B Shares of Common Stock, $.10 par value, 100,000,000
                  shares authorized                                                                                 320,761
                  Class C Shares of Common Stock, $.10 par value, 100,000,000
                  shares authorized                                                                                  81,422
                  Class D Shares of Common Stock, $.10 par value, 100,000,000
                  shares authorized                                                                                  52,628
                  Paid-in capital in excess of par                                                               50,415,753
                  Accumulated investment loss--net                                           $  (255,117)
                  Accumulated realized capital losses on investments--net                    (13,647,510)
                  Unrealized appreciation on investments--net                                     405,300
                                                                                             ------------
                  Total accumulated losses--net                                                                (13,497,327)
                                                                                                               ------------
                  Net assets                                                                                   $ 37,415,261
                                                                                                               ============

Net Asset         Class A--Based on net assets of $3,261,276 and 420,239
Value:                     shares outstanding                                                                  $       7.76
                                                                                                               ============
                  Class B--Based on net assets of $24,012,461 and 3,207,608
                           shares outstanding                                                                  $       7.49
                                                                                                               ============
                  Class C--Based on net assets of $6,093,301 and 814,221
                           shares outstanding                                                                  $       7.48
                                                                                                               ============
                  Class D--Based on net assets of $4,048,223 and 526,283
                           shares outstanding                                                                  $       7.69
                                                                                                               ============

See Notes to Financial Statements.



Merrill Lynch Disciplined Equity Fund, Inc., November 30, 2002


STATEMENT OF OPERATIONS

                  For the Six Months Ended November 30, 2002
Investment        Dividends (net of $917 foreign withholding tax)                                              $    248,751
Income:           Interest                                                                                           11,663
                                                                                                               ------------
                  Total income                                                                                      260,414
                                                                                                               ------------

Expenses:         Account maintenance and distribution fees--Class B                         $    136,274
                  Investment advisory fees                                                        132,546
                  Professional fees                                                                45,458
                  Accounting services                                                              32,071
                  Transfer agent fees--Class B                                                     30,398
                  Account maintenance and distribution fees--Class C                               29,390
                  Registration fees                                                                28,687
                  Directors' fees and expenses                                                     25,390
                  Printing and shareholder reports                                                 23,992
                  Transfer agent fees--Class C                                                      6,941
                  Account maintenance fees--Class D                                                 5,488
                  Transfer agent fees--Class D                                                      4,230
                  Custodian fees                                                                    3,468
                  Transfer agent fees--Class A                                                      3,143
                  Pricing fees                                                                        454
                  Other                                                                             7,409
                                                                                             ------------
                  Total expenses                                                                                    515,339
                                                                                                               ------------
                  Investment loss--net                                                                            (254,925)
                                                                                                               ------------

Realized &        Realized losson investments--net                                                              (8,762,051)
Unrealized        Change in unrealized appreciation on investments--net                                             (2,090)
Loss on                                                                                                        ------------
Investments--Net: Total realized and unrealized loss on investments--net                                        (8,764,141)
                                                                                                               ------------
                  Net Decrease in Net Assets Resulting from Operations                                         $(9,019,066)
                                                                                                               ============

See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            For the Six           For the
                                                                                            Months Ended         Year Ended
                                                                                            November 30,          May 31,
                  Increase (Decrease) in Net Assets:                                            2002                2002
Operations:       Investment loss--net                                                       $  (254,925)      $  (629,736)
                  Realized loss on investments and foreign currency transactions--net         (8,762,051)       (3,861,876)
                  Change in unrealized appreciation on investments--net                           (2,090)       (4,441,784)
                                                                                             ------------      ------------
                  Net decrease in net assets resulting from operations                        (9,019,066)       (8,933,396)
                                                                                             ------------      ------------

Distributions to  Realized gain on investments--net:
Shareholders:        Class A                                                                           --         (216,081)
                     Class B                                                                           --       (1,733,160)
                     Class C                                                                           --         (351,204)
                     Class D                                                                           --         (294,391)
                                                                                             ------------      ------------
                  Net decrease in net assets resulting from distributions to shareholders              --       (2,594,836)
                                                                                             ------------      ------------

Capital Share     Net decrease in net assets derived from capital share transactions          (7,713,025)      (12,740,134)
Transactions:                                                                                ------------      ------------

Net Assets:       Total decrease in net assets                                               (16,732,091)      (24,268,366)
                  Beginning of period                                                          54,147,352        78,415,718
                                                                                             ------------      ------------
                  End of period*                                                             $ 37,415,261      $ 54,147,352
                                                                                             ============      ============

                  *Accumulated investment loss--net                                          $  (255,117)      $      (192)
                                                                                             ============      ============

See Notes to Financial Statements.



Merrill Lynch Disciplined Equity Fund, Inc., November 30, 2002


FINANCIAL HIGHLIGHTS

The following per share data and ratios                                                      Class A
have been derived from information                                       For the Six                         For the Period
provided in the financial statements.                                    Months Ended      For the Year     June 25, 1999++
                                                                         November 30,     Ended May 31,        to May 31,
Increase (Decrease) in Net Asset Value:                                      2002         2002         2001        2000
Per Share         Net asset value, beginning of period                    $     9.35   $    10.94   $    10.59   $    10.00
Operating                                                                 ----------   ----------   ----------   ----------
Performance:      Investment loss--net                                       (.01)**      (.01)**      (.02)**        (.03)
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                                           (1.58)       (1.21)          .37          .62
                                                                          ----------   ----------   ----------   ----------
                  Total from investment operations                            (1.59)       (1.22)          .35          .59
                                                                          ----------   ----------   ----------   ----------
                  Less distributions from realized gain
                  on investments--net                                             --        (.37)           --           --
                                                                          ----------   ----------   ----------   ----------
                  Net asset value, end of period                          $     7.76   $     9.35   $    10.94  $     10.59
                                                                          ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share                     (17.01%)+++     (11.38%)        3.31%     5.90%+++
Return:***                                                                ==========   ==========   ==========   ==========

Ratios to         Expenses                                                    1.66%*        1.29%        1.22%       1.34%*
Average                                                                   ==========   ==========   ==========   ==========
Net Assets:       Investment loss--net                                       (.38%)*       (.12%)       (.16%)      (.31%)*
                                                                          ==========   ==========   ==========   ==========

Supplemental      Net assets, end of period (in thousands)                $    3,261   $    4,502   $    6,436   $    6,420
Data:                                                                     ==========   ==========   ==========   ==========
                  Portfolio turnover                                          67.68%      139.17%      197.33%      113.76%
                                                                          ==========   ==========   ==========   ==========

*Annualized.
**Based on average shares outstanding.
***Total investment returns exclude the effects of sales charges.
++Commencement of operations.
+++Aggregate total investment return.

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS (continued)

The following per share data and ratios                                                      Class B
have been derived from information                                       For the Six                         For the Period
provided in the financial statements.                                    Months Ended      For the Year     June 25, 1999++
                                                                         November 30,     Ended May 31,        to May 31,
Increase (Decrease) in Net Asset Value:                                      2002         2002         2001        2000
Per Share         Net asset value, beginning of period                    $     9.06   $    10.72   $    10.49   $    10.00
Operating                                                                 ----------   ----------   ----------   ----------
Performance:      Investment loss--net                                       (.05)**      (.11)**      (.13)**        (.14)
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                                           (1.52)       (1.18)          .36          .63
                                                                          ----------   ----------   ----------   ----------
                  Total from investment operations                            (1.57)       (1.29)          .23          .49
                                                                          ----------   ----------   ----------   ----------
                  Less distributions from realized gain
                  on investments--net                                             --        (.37)           --           --
                                                                          ----------   ----------   ----------   ----------
                  Net asset value, end of period                          $     7.49   $     9.06   $    10.72   $    10.49
                                                                          ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share                     (17.33%)+++     (12.30%)        2.19%     4.90%+++
Return:***                                                                ==========   ==========   ==========   ==========

Ratios to         Expenses                                                    2.69%*        2.32%        2.23%       2.36%*
Average                                                                   ==========   ==========   ==========   ==========
Net Assets:       Investment loss--net                                      (1.41%)*      (1.15%)      (1.18%)     (1.36%)*
                                                                          ==========   ==========   ==========   ==========

Supplemental      Net assets, end of period (in thousands)                $   24,013   $   36,190   $   52,373   $   56,455
Data:                                                                     ==========   ==========   ==========   ==========
                  Portfolio turnover                                          67.68%      139.17%      197.33%      113.76%
                                                                          ==========   ==========   ==========   ==========

*Annualized.
**Based on average shares outstanding.
***Total investment returns exclude the effects of sales charges.
++Commencement of operations.
+++Aggregate total investment return.

See Notes to Financial Statements.



Merrill Lynch Disciplined Equity Fund, Inc., November 30, 2002


FINANCIAL HIGHLIGHTS (continued)

The following per share data and ratios                                                      Class C
have been derived from information                                       For the Six                         For the Period
provided in the financial statements.                                    Months Ended      For the Year     June 25, 1999++
                                                                         November 30,     Ended May 31,        to May 31,
Increase (Decrease) in Net Asset Value:                                      2002         2002         2001        2000
Per Share         Net asset value, beginning of period                    $     9.06   $    10.72   $    10.48   $    10.00
Operating                                                                 ----------   ----------   ----------   ----------
Performance:      Investment loss--net                                       (.05)**      (.11)**      (.13)**        (.15)
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                                           (1.53)       (1.18)          .37          .63
                                                                          ----------   ----------   ----------   ----------
                  Total from investment operations                            (1.58)       (1.29)          .24          .48
                                                                          ----------   ----------   ----------   ----------
                  Less distributions from realized gain
                  on investments--net                                             --        (.37)           --           --
                                                                          ----------   ----------   ----------   ----------
                  Net asset value, end of period                          $     7.48   $     9.06   $    10.72   $    10.48
                                                                          ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share                     (17.44%)+++     (12.29%)        2.29%     4.80%+++
Return:***                                                                ==========   ==========   ==========   ==========

Ratios to         Expenses                                                    2.71%*        2.33%        2.24%       2.37%*
Average                                                                   ==========   ==========   ==========   ==========
Net Assets:       Investment loss--net                                      (1.43%)*      (1.16%)      (1.19%)     (1.36%)*
                                                                          ==========   ==========   ==========   ==========

Supplemental      Net assets, end of period (in thousands)                $    6,093   $    7,665   $   10,353   $   11,488
Data:                                                                     ==========   ==========   ==========   ==========
                  Portfolio turnover                                          67.68%      139.17%      197.33%      113.76%
                                                                          ==========   ==========   ==========   ==========

*Annualized.
**Based on average shares outstanding.
***Total investment returns exclude the effects of sales charges.
++Commencement of operations.
+++Aggregate total investment return.

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS (concluded)

The following per share data and ratios                                                      Class D
have been derived from information                                       For the Six                         For the Period
provided in the financial statements.                                    Months Ended      For the Year     June 25, 1999++
                                                                         November 30,     Ended May 31,        to May 31,
Increase (Decrease) in Net Asset Value:                                      2002         2002         2001        2000
Per Share         Net asset value, beginning of period                    $     9.28   $    10.88   $    10.56   $    10.00
Operating                                                                 ----------   ----------   ----------   ----------
Performance:      Investment loss--net                                       (.02)**      (.04)**      (.04)**        (.06)
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                                           (1.57)       (1.19)          .36          .62
                                                                          ----------   ----------   ----------   ----------
                  Total from investment operations                            (1.59)       (1.23)          .32          .56
                                                                          ----------   ----------   ----------   ----------
                  Less distributions from realized gain
                  on investments--net                                             --        (.37)           --           --
                                                                          ----------   ----------   ----------   ----------
                  Net asset value, end of period                          $     7.69   $     9.28   $    10.88   $    10.56
                                                                          ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share                     (17.13%)+++     (11.54%)        3.03%     5.60%+++
Return:***                                                                ==========   ==========   ==========   ==========

Ratios to         Expenses                                                    1.91%*        1.54%        1.46%       1.59%*
Average                                                                   ==========   ==========   ==========   ==========
Net Assets:       Investment loss--net                                       (.63%)*       (.37%)       (.42%)      (.58%)*
                                                                          ==========   ==========   ==========   ==========

Supplemental      Net assets, end of period (in thousands)                $    4,048   $    5,790   $    9,254   $   10,381
Data:                                                                     ==========   ==========   ==========   ==========
                  Portfolio turnover                                          67.68%      139.17%      197.33%      113.76%
                                                                          ==========   ==========   ==========   ==========

*Annualized.
**Based on average shares outstanding.
***Total investment returns exclude the effects of sales charges.
++Commencement of operations.
+++Aggregate total investment return.

See Notes to Financial Statements.



Merrill Lynch Disciplined Equity Fund, Inc., November 30, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Disciplined Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of .65% of the average daily net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                              Account         Distribution
                          Maintenance Fee         Fee

Class B                          .25%             .75%
Class C                          .25%             .75%
Class D                          .25%               --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended November 30, 2002, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:


                                 FAMD            MLPF&S

Class D                          $514           $10,306


For the six months ended November 30, 2002, MLPF&S received contingent deferred sales charges of $57,711 and $976 relating to transactions in Class B and Class C Shares, respectively.



Merrill Lynch Disciplined Equity Fund, Inc., November 30, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


In addition, MLPF&S received $26,709 in commissions on the execution of portfolio security transactions for the Fund for the six months ended November 30, 2002.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended November 30, 2002, the Fund reimbursed MLIM $742 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2002 were $27,266,197 and $35,816,481, respectively.

Net realized losses for the six months ended November 30, 2002 and net unrealized gains as of November 30, 2002 were as follows:


                                       Realized         Unrealized
                                        Losses            Gains

Long-term investments              $ (8,702,596)      $     405,300
Short sales                             (59,455)                 --
                                   -------------      -------------
Total                              $ (8,762,051)      $     405,300
                                   =============      =============


As of November 30, 2002, net unrealized depreciation for Federal income tax purposes aggregated $617,684, of which $1,852,736 related to appreciated securities and $2,470,420 related to depreciated securities. At November 30, 2002, the aggregate cost of investments for Federal income tax purposes was $39,194,535.


4. Capital Share Transactions:
The net decrease in net assets derived from capital share transactions were $7,713,025 and $12,740,134 for the six months ended November 30, 2002 and for the year ended May 31, 2002, respectively.

Transactions in shares for each class were as follows:


Class A Shares for the Six Months                         Dollar
Ended November 30, 2002                  Shares           Amount

Shares sold                               98,771      $     775,364
Shares redeemed                        (160,215)        (1,324,976)
                                   -------------      -------------
Net decrease                            (61,444)      $   (549,612)
                                   =============      =============



Class A Shares for the Year                               Dollar
Ended May 31, 2002                       Shares           Amount

Shares sold                              136,440      $   1,329,562
Shares issued to shareholders in
reinvestment of distributions             19,929            199,290
                                   -------------      -------------
Total issued                             156,369          1,528,852
Shares redeemed                        (263,071)        (2,557,138)
                                   -------------      -------------
Net decrease                           (106,702)      $ (1,028,286)
                                   =============      =============



Class B Shares for the Six Months                         Dollar
Ended November 30, 2002                  Shares           Amount

Shares sold                               84,803      $     643,450
Shares redeemed                        (859,827)        (6,624,861)
Automatic conversion of shares          (10,727)           (87,368)
                                   -------------      -------------
Net decrease                           (785,751)      $ (6,068,779)
                                   =============      =============



Class B Shares for the Year                               Dollar
Ended May 31, 2002                       Shares           Amount

Shares sold                              334,201      $   3,186,162
Shares issued to shareholders in
reinvestment of distributions            151,464          1,481,320
                                   -------------      -------------
Total issued                             485,665          4,667,482
Shares redeemed                      (1,332,010)       (12,648,117)
Automatic conversion of shares          (44,231)          (418,185)
                                   -------------      -------------
Net decrease                           (890,576)      $ (8,398,820)
                                   =============      =============



Class C Shares for the Six Months                         Dollar
Ended November 30, 2002                  Shares           Amount

Shares sold                              164,674      $   1,241,963
Shares redeemed                        (196,514)        (1,539,413)
                                   -------------      -------------
Net decrease                            (31,840)      $   (297,450)
                                   =============      =============



Class C Shares for the Year                               Dollar
Ended May 31, 2002                       Shares           Amount

Shares sold                              175,191      $   1,683,691
Shares issued to shareholders in
reinvestment of distributions             31,067            303,527
                                   -------------      -------------
Total issued                             206,258          1,987,218
Shares redeemed                        (325,746)        (3,095,753)
                                   -------------      -------------
Net decrease                           (119,488)      $ (1,108,535)
                                   =============      =============



Class D Shares for the Six Months                         Dollar
Ended November 30, 2002                  Shares           Amount

Shares sold                               38,364      $     295,274
Automatic conversion of shares            10,467             87,368
                                   -------------      -------------
Total issued                              48,831            382,642
Shares redeemed                        (146,766)        (1,179,826)
                                   -------------      -------------
Net decrease                            (97,935)      $   (797,184)
                                   =============      =============



Class D Shares for the Year                               Dollar
Ended May 31, 2002                       Shares           Amount

Shares sold                               56,951      $     555,191
Automatic conversion of shares            43,353            418,185
Shares issued to shareholders in
reinvestment of distributions             25,157            250,056
                                   -------------      -------------
Total issued                             125,461          1,223,432
Shares redeemed                        (351,435)        (3,427,925)
                                   -------------      -------------
Net decrease                           (225,974)      $ (2,204,493)
                                   =============      =============



5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the six months ended November 30, 2002.


6. Capital Loss Carryforward:
On May 31, 2002, the Fund had a net capital loss carryforward of $2,732,845, all of which expires in 2010. This amount will be available to offset like amounts of any future taxable gains.